                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 12, 2006

                     Merrill Lynch Mortgage Investors, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

         Delaware                333- 127333                   13-3416059
--------------------------------------------------------------------------------
      (State or other            (Commission                 (IRS Employer
      jurisdiction of            File Number)              Identification No.)
      incorporation)

                   250 Vesey Street
          4 World Financial Center 10th Floor
                  New York, New York                               10080
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

      The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 127333 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $436,710,100 in aggregate principal amount Class A-1, Class A-2A, Class A-2B, Class M-1, Class M-2 and Class R Certificates of its Ownit Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2005-5 on December 28, 2005.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2005, as supplemented by the Prospectus Supplement, dated December 22, 2005 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of December 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Litton Loan Servicing LP, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $465,328,742 as of December 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            4.1 Pooling and Servicing Agreement, dated as of December 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Litton Loan Servicing LP, as Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2005, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                         By:    /s/ Tom Saywell
                                                -------------------------------
                                         Name:  Tom Saywell
                                         Title: Vice President

Date: January 12, 2005

                                  EXHIBIT INDEX

Exhibit No.                                           Description                                           Page No.
-----------                                           -----------                                           --------
4.1                   Pooling and Servicing Agreement, dated as of December 1, 2005, among
                      Merrill Lynch Mortgage Investors, Inc., as Depositor, Litton Loan
                      Servicing LP, as Servicer, Wells Fargo Bank, N.A., as Master Servicer and
                      Securities Administrator, and HSBC Bank USA, National Association, as
                      Trustee.

99.1                  Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2005, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch
                      Mortgage Investors, Inc., as Purchaser.